Summary Prospectus
December 4, 2015

HATTERAS ALTERNATIVE MULTI-MANAGER FUND

Ticker Symbol:
INSTITUTIONAL CLASS	HHSIX

Before you invest, you may want to review the Hatteras Alternative Multi-Manager Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 4, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at hatterasfunds.com/library/funds. You can also get this information at no cost by calling 1-877-569-2382 or by sending an email request to clientsupport@hatterasfunds.com.

Investment Objective
The Hatteras Alternative Multi-Manager Fund (the “Fund”) (formerly the Hatteras Hedged Strategies Fund) seeks to achieve consistent returns with low correlation to traditional financial market indices while maintaining a high correlation to the Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees			0.25%
Distribution and Service (Rule 12b-1) Fees			None
Other Expenses(1)			1.65%
Operating Services Fee	0.74	% (3)
Interest Expense and Dividends on Short Positions of Underlying Funds(1)	0.91%
Acquired Fund Fees and Expenses			2.00%
Total Annual Fund Operating Expenses			3.90%
Less: Fee Waivers and Expense Reimbursements			-0.74%
Net Annual Fund Operating Expenses(2)			3.16%

(1)	Other Expenses, Interest Expense and Dividends on Short Positions of Underlying Funds are estimated for the current fiscal year.
(2)
The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.25% of average daily net assets for the Institutional Class shares (the “Expense Caps”).  Hatteras Funds, LLC (the “Advisor”) has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Fund to ensure that its Net Annual Fund Operating Expenses do not exceed the Expense Caps.  The Expense Caps will remain in effect through at least April 30, 2017 and may be terminated only by the Hatteras Alternative Mutual Funds Trust’s (the “Trust”) Board of Trustees.  The Advisor is permitted to recoup waived fees and expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps or the expense limits in place at the time of such waiver or reimbursement.

(3)	Restated to reflect the terms of the Fund’s amended Operating Services Agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$319	$1,122	$1,943	$4,075

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Alternative Multi-Manager Fund pursues its investment objective by investing the Fund’s assets consistent with its objective of achieving consistent returns with low correlation to traditional financial market indices such as the S&P 500® Index, while maintaining a high correlation to the HFRI Fund of Funds Composite Index.  The HFRI Fund of Funds Composite Index is an equal-weighted index of over 400 hedge funds of funds worldwide that have at least $50 million under management or have been operating for at least twelve months.

The Advisor allocates the Fund’s assets primarily to one or more affiliated investment companies (the “Affiliated Funds”) that invest in securities and other instruments that afford strategic and tactical opportunities to employ strategies intended to protect against losses (i.e., hedged strategies). The Advisor is also the investment advisor to the Affiliated Funds, and in that role, the Advisor selects sub-advisors for the Affiliated Funds and allocates the assets of each Affiliated Fund among its respective sub-advisors. The Fund may invest up to 100% of its assets in shares of the Affiliated Funds.

In addition to investing in Affiliated Funds, the Fund may invest in non-affiliated investment companies including exchange-traded funds (“ETFs”) (collectively with the Affiliated Funds, the “Underlying Funds”) as part of its principal investment strategies. The Fund’s performance and ability to achieve its objective rely on the performance of the Underlying Funds in which it invests.

The Advisor seeks to utilize multiple Underlying Funds that employ various investment strategies and whose performance is not correlated with major financial market indices.  By allocating its assets among a number of Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that the use of such Underlying Funds may mitigate losses in generally declining markets because the Fund will be invested in multiple Underlying Funds utilizing non-correlated strategies.  However, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may not function as anticipated.

The principal strategies to be employed by the Underlying Funds are as follows:

•	Long/Short Equity - This strategy employs long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempts to achieve capital appreciation.

•
Market Neutral - This strategy is designed to exploit equity market inefficiencies by being simultaneously invested in long and short matched equity portfolios generally of the same size and in the same market and attempts to achieve capital appreciation.

•
Long/Short Debt - This strategy employs long and short trading to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities and attempts to achieve current income, capital preservation and capital appreciation.

•	Event Driven - This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event and attempts to achieve capital appreciation.

The Adviser determines the amount of the Fund’s assets to allocate to each strategy based on market conditions and the strategies that the Adviser expects will best achieve the Fund’s investment objective. The allocation of assets may change over short or long periods of time.

The Underlying Funds may invest in securities of all market capitalizations (small, mid and large capitalization companies). Such securities include common and preferred stock, debt instruments, including convertible debt and high-yield securities (i.e., “junk bonds”), options, futures, and privately negotiated options.  The Underlying Funds may invest in debt instruments of any maturity, duration or credit quality.

The Underlying Funds may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements.  Derivative instruments in which the Underlying Funds may invest include options, futures and swaps.  The Underlying Funds may invest in these types of instruments to reduce risk through hedging or to take market risk (i.e., for speculative purposes).  The Underlying Funds may invest a substantial portion of their assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities.  While the Fund may indirectly invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities. The Underlying Funds may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Aggressive Investment Risks:  The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•
Hedging Risks: The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, each Underlying Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

•
Shares of Other Investment Companies Risks: The Fund and the Underlying Funds may invest in or sell short shares of other investment companies, including ETFs as a means to pursue their investment objectives.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Derivative Securities Risks: The Underlying Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Underlying Funds and therefore the Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•
Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.

•
Smaller Capitalization Risks: The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•
Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

•
Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•
Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

•
Foreign Securities Risks: The Underlying Funds may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•
Illiquid Securities Risk:  Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund or the Underlying Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

Performance
The following performance information indicates some of the risks of investing in the Fund.  The bar chart shows the Fund’s performance from year to year and the table illustrates how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.
Calendar Year Total Returns

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.06% for the quarter ended March 31, 2012, and the lowest quarterly return was -2.54% for the quarter ended June 30, 2012.

Average Annual Total Returns
For the Periods Ended December 31, 2014
	One Year	Since Inception (5/2/2011)
Institutional Shares
Return Before Taxes	0.28%	3.14%
Return After Taxes on Distributions	-0.80%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares	0.76%	2.35%
HFRI Fund of Funds Composite Index* (reflects no deduction for fees, expenses, or taxes)	3.35%	2.36%
S&P 500 Index (Dividends Reinvested) (reflects no deduction for fees, expenses, or taxes)	13.69%	14.40%

Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	3.81%

*HFRI Fund of Funds Composite Index since inception annualized return data is only available for monthly periods.  The since inception annualized return begins on 4/30/2011.

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Advisor:  Hatteras Funds, LLC is the investment advisor of the Fund.

Portfolio Managers:  The Fund is managed by the following co-portfolio managers.

Portfolio Managers	Years of Service With the Fund	Primary Title
Michael P. Hennen, CFA	4	Director, Portfolio Management
Roger Tyler Powers, III, CFA	4	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hatteras Alternative Multi-Manager Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary.  You may also purchase and redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.  The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class	$1 million	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.